SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                          DWS Lifecycle Long Range Fund

Effective January 22, 2007, Northern Trust Investments, N.A. ("NTI") will no longer serve as a subadvisor to the fund. The management of the fund's assets allocated to US equities will be assumed by the advisor and the advisor will change the management of the US equity portion of the fund from a passive equity strategy to an actively managed equity strategy.

The following information supplements or replaces similar disclosure in each of the fund's currently effective prospectuses:

Stocks. These securities include domestic and foreign equity securities of all types. Securities in this asset class include common stocks, fixed rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, TBA (to be announced) purchase commitments and other equity securities issued by companies of any size (including small capitalization companies), located anywhere in the world.

The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

Bonds. These securities include investment grade domestic and foreign fixed income securities, as well as high yield bonds. Investment grade securities are rated within the top four rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the investment advisor to be of similar quality). The fund may also invest in high yield bonds (junk bonds), which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The investment advisor seeks to maximize returns within the bond class by adjusting the fund's investments in securities with different credit





                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

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qualities, maturities and coupon or dividend rates, as well as by seeking securities that take advantage of differences in yields among instruments or issuers of currencies. Securities in this asset class include bonds, notes, adjustable rate preferred stocks, convertible bonds, taxable municipal securities, mortgage-related and asset-backed securities, domestic and foreign government agency securities, zero coupon bonds, Rule 144A securities (securities whose resale is restricted), and other intermediate- and long-term securities.

The following information supplements and replaces similar information in "The Main Risks of Investing in the Fund" section in each of the fund's currently effective prospectuses:

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

The following paragraph replaces the first paragraph in its entirety in the "Who Manages and Oversees the Fund -- The investment advisor" section of each of the fund's currently effective prospectuses:

DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY, 10154, acts as investment advisor to the fund. Excluding core bond and active fixed income portions (but including the high yield portion) of the fund, DeAM, Inc., under the supervision of the Board of Trustees, makes the fund's investment decisions, buys and sells securities for the fund and conducts the research that leads to purchase and sale decisions. DeAM, Inc. is also responsible for supervising the activities of the subadvisor. The Predecessor Fund paid to DeAM, Inc., net of waivers, a fee of 0.47% of its average daily net assets for the last fiscal year.

The following information replaces in its entirety the section "Who Manages and Oversees the Fund -- The subadvisors" of each of the fund's currently effective prospectuses:

The subadvisor

Effective January 22, 2007, Northern Trust Investments, N.A. no longer serves as subadvisor with respect to the fund's assets allocated to US equities. Management of the US equity portion of the fund has been assumed by DeAM, Inc., and DeAM, Inc. has changed the management of the equity portion of the fund from a passive equity strategy to an actively managed equity strategy.

Pursuant to an investment subadvisory agreement between DeAM, Inc., the fund's advisor, and Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, AAMI acts as the subadvisor for the fund, with respect to the core bond and active fixed income portions (excluding the high yield portion) of the fund only. AAMI makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers to negotiate portfolio transactions and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI will be paid for its services by DeAM, Inc. from its fee as investment advisor to the fund. DeAM pays AAMI a fee at the annual rate of 0.18% of the average daily net assets of the fund, computed daily and paid monthly.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI's principal business address is 1735 Market Street, Philadelphia, PA 19103.

The fund's shareholder report for the semiannual period ended September 30, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of the investment management agreement and, as applicable, subadvisory agreement (see "Shareholder reports" on the back cover).

The following information supplements "Who Manages and Oversees the Fund -- The portfolio managers" section of each of the fund's currently effective prospectuses:

The following portfolio managers are responsible for the day-to-day management of the fund's investments, except for the core bond and active fixed income portions (but including the high yield portion) of the fund.

Thomas Picciochi                         Jin Chen, CFA
Director of Deutsche Asset Management    Director of Deutsche Asset Management
and Portfolio Manager of the fund.       and Portfolio Manager of the fund.
o   Joined Deutsche Asset Management     o   Senior portfolio manager for
    in 1999, formerly serving as             Global
    portfolio manager for Absolute           Strategies: New York.
    Return Strategies, after 13 years    o   Joined Deutsche Asset Management
    of experience in various research        in 1999; prior to that, served as
    and analysis positions at State          portfolio manager for Absolute
    Street Global Advisors, FPL              Return
    Energy, Barnett Bank, Trade              Strategies and as a fundamental
    Finance Corporation and Reserve          equity analyst and portfolio
    Financial Management.                    manager
o   Senior portfolio manager for             for Thomas White Asset
    Quantitative Strategies Portfolio        Management.
    Management: New York.                o   Joined the fund in 2007.
o   BA and MBA, University of Miami.     o   BS, Nanjing University; MS,
o   Joined the fund in 2005.                 Michigan
                                             State University.
Robert Wang
Managing Director of Deutsche Asset      Julie Abbett
Management and Portfolio Manager of      Director of Deutsche Asset Management
the fund.                                and Portfolio Manager of the fund.
o   Joined Deutsche Asset Management     o   Senior portfolio manager for
    in 1995 as portfolio manager for         Global
    asset allocation after 13 years          Quantitative Equity: New York.
    of experience in trading fixed       o   Joined Deutsche Asset Management
    income, foreign exchange and             in 2000 after four years of
    derivative products at J.P.              combined
    Morgan.                                  experience as a consultant with
o   Global Head of Quantitative              equity trading services for
    Strategies Portfolio Management:         BARRA,
    New York.                                Inc. and a product developer for
o   Joined the fund in 2000.                 FactSet Research.
o   BS, The Wharton School,              o   Joined the fund in 2007.
    University of Pennsylvania.          o   BA, University of Connecticut.

Inna Okounkova
Director of Deutsche Asset Management
and Portfolio Manager of the fund.
o   Global Asset Allocation portfolio
    manager: New York.
o   Joined Deutsche Asset Management
    in 1999 as a quantitative
    analyst, becoming an associate
    portfolio manager in 2001.
o   Joined the fund in 2007.
o   BS, MS, Moscow State University;
    MBA, University of Chicago.

               Please Retain This Supplement for Future Reference





November 30, 2006
st-lifecycleLR